                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 31, 1996


                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)

      Pennsylvania                    1-977                   25-0877540
-------------------------        ----------------        ----------------------
 (State or other juris-          (Commission File           (IRS Employer
diction of incorporation)             Number)            Identification Number)

Westinghouse Bldg.; 11 Stanwix St., Pittsburgh, PA.           15222-1384
---------------------------------------------------           ----------
    (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (412) 244-2000
                                                     --------------

                               Page 1 of 5 Pages
                            Exhibit Index on Page 4

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Item 5.  Other Events
         ------------

         On December 31, 1996, the registrant issued a press release announcing the completion of the merger of R Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Westinghouse Electric Corporation ("Westinghouse"), into Infinity Broadcasting Corp., a Delaware corporation, which as a result became a wholly-owned subsidiary of Westinghouse, a copy of which is attached hereto as Exhibit 99 and is incorporated in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

        (a)  Financial Statements of business acquired

             This information has been included in Westinghouse's Registration Statement on Form S-4 (No. 333-13219) dated October 22, 1996.


        (b)  Pro Forma Financial Information

             This information has been included in Westinghouse's Registration Statement on Form S-4 (No. 333-13219) dated October 22, 1996.


        (c)  Exhibits

     A press release issued by the registrant on December 31, 1996, is filed as
Exhibit 99 to this Report.

                               Page 2 of 5 Pages

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WESTINGHOUSE ELECTRIC CORPORATION
                                                      (Registrant)

                                            By:  /s/ FREDRIC G. REYNOLDS
                                                -----------------------------
                                                Fredric G. Reynolds
                                                Executive Vice President and
                                                Chief Financial Officer

Date:  December 31, 1996

                               Page 3 of 5 Pages

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                                 EXHIBIT INDEX

Exhibit No.             Description                                Sequential Page No.
   99                   A press release issued by
                        the Company on December 31,
                        1996.                                               5


                               Page 4 of 5 Pages